Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant      ☒

Filed by a Party other than the Registrant      ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

RESTAURANT BRANDS INTERNATIONAL INC.

RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Restaurant brands international rbi IMPORTANT ANNUAL GENERAL MEETING INFORMATION Vote by Internet • Go to www.envisionreports.com/RBI2023 • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Fold Restaurant Brands International Inc. Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Restaurant Brands International Inc. Annual General Meeting to be Held on May 23, 2023 We are using the U.S. “notice-and-access” system for delivery of the proxy materials relating to this year’s annual general meeting of shareholders. Under Securities and Exchange Commission rules, instead of receiving a paper copy of the proxy materials you are receiving this notice that the proxy materials for the annual general meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper copy. The items to be voted on and the location of the annual general meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.envisionreports.com/RBI2023 Fold Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view the proxy materials, you can also vote. Step 1: Go to www.envisionreports.com/RBI2023 to view the proxy materials. Step 2: Click on Cast Your Vote. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. You may also access our proxy materials in the investor relations section of our website at www.rbi.com and under our issuer profile at www.sedar.com. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Paper Copy of the Proxy Materials – If you want to receive a paper copy of the proxy materials, you must request one. There is no charge to you for requesting a paper copy. Please make your request for a paper copy as instructed on the reverse side on or before May 8, 2023 to facilitate timely delivery. RBPQ 01WDFA

Restaurant Brands International Inc. Annual General Meeting of Shareholders will be held in person at the offices of Restaurant Brands International Inc., 130 King Street West, Suite 300, Toronto, Ontario, M5X 1E1 on May 23, 2023 at 8:00 a.m. (Eastern Time). Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations, where applicable. The Board of Directors recommends that you vote FOR the following proposals. 1. Election of Directors. Nominees: Alexandre Behring Maximilien de Limburg Stirum J. Patrick Doyle Cristina Farjallat Jordana Fribourg Ali Hedayat Marc Lemann Jason Melbourne Daniel S. Schwartz Thecla Sweeney 2. Approval, on a non-binding advisory basis, of the compensation paid to named executive officers. 3. Appoint KPMG LLP as auditors. 4. Approval of 2023 Omnibus Incentive Plan. The Board of Directors recommends that you vote AGAINST the following proposals. 5. Shareholder proposal regarding annual glidepath ESG disclosure. 6. Shareholder proposal regarding the Company’s report on lobbying activities and expenditures. 7. Shareholder proposal to report on the Company’s business strategy in the face of labour market pressure. 8. Shareholder proposal to report on reduction of plastics use PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. You must vote online or request a paper copy of the proxy materials to receive a voting instruction form. Your online vote or completed voting instruction form must be received by 12:00 p.m. (Eastern Time) on May 19, 2023 or, if the meeting is adjourned or postponed, no later than 8:00 a.m. (Eastern Time) on the last Business Day preceding the day of the reconvened meeting. If you wish to attend and vote at the meeting, please bring this notice with you. If you wish to appoint a person to attend and vote at the meeting on your behalf, please follow the instructions online or on the voting instruction form to appoint such person. For directions and additional information regarding attending the meeting, please consult the proxy materials or contact Investor Relations at investor@rbi.com. Here’s how to order a paper copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current proxy materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/RBI2023. Click Cast Your Vote. Follow the instructions to log in and order a paper copy of the current proxy materials and submit your preference for email or paper delivery of future proxy materials. g Telephone – Call us free of charge at 1-866-962-0498 and follow the instructions to log in and order a paper copy of the proxy materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to service@computershare.com with “Proxy Materials Restaurant Brands International Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse side, and state in the email that you want a paper copy of current proxy materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received on or before May 8, 2023. 01WDGD restaurant brands international

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Voting Instruction Form ("VIF") - Annual General Meeting of Shareholders of Restaurant Brands International Inc. (the "Meeting")

This VIF is solicited by and on behalf of Management of Restaurant Brands International Inc. ("RBI")

The undersigned holder(s) (the "holder") of Class B exchangeable limited partnership units ("Partnership exchangeable units") of Restaurant Brands International Limited Partnership ("Partnership") is entitled to instruct Computershare Trust Company of Canada (the "Trustee") as to the exercise of the votes comprised in the voting rights attached to the special voting share of RBI for each Partnership exchangeable unit owned of record by the holder on the record date of March 28, 2023 (the "Beneficiary Votes") at the Meeting as follows:

1. cast and exercise the Beneficiary Votes as indicated below; **OR**
2. give a proxy to a designated agent or representative of Management of RBI (a "Management nominee") to exercise, as proxy of the Trustee, the Beneficiary Votes as indicated below; **OR**
3. give a proxy to the Holder, or the Holder's designee, permitting the Holder or such designee to attend the Meeting and exercise personally, as proxy of the Trustee, the Beneficiary Votes.

Unless the holder validly instructs the Trustee to give a proxy in the manner provided herein under "Appointment of Proxyholder", the holder will be deemed to have instructed and directed the Trustee to cast and exercise the Beneficiary Votes as indicated below. To instruct the Trustee to give a proxy to a Management nominee or to the holder or the holder's designee, the holder must insert the name of that Management nominee or other chosen proxyholder in the space provided below under "Appointment of Proxyholder".

Notes:

1. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this VIF. If you are instructing on behalf of a corporation or another individual you must sign this VIF with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this VIF.
2. This VIF should be signed in the exact manner as the name(s) appear(s) on the VIF. If this VIF is not dated, it will be deemed to bear the date on which it is mailed to the holder.
3. **The Beneficiary Votes represented by this VIF will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, the Trustee will not exercise the Beneficiary Votes in respect of that matter or, if a proxy has been given to a Management nominee, the proxyholder will vote in respect of that matter as recommended by the Board of Directors of RBI.**
4. The Beneficiary Votes represented by this VIF will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder if the holder has specified a choice with respect to that matter.
5. **If a proxy is given pursuant to an instruction in this VIF, that proxy will confer discretionary authority in respect of any matters for which the holder has not provided any direction herein, as well as amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the Meeting or any adjournment or postponement thereof.**
6. This VIF should be read in conjunction with the accompanying documentation provided by Management.

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VIFs submitted must be received by 12:00 p.m. (Eastern Time) on May 19, 2023.

VOTE USING THE INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Vote By Mail

- Complete, sign and date the reverse hereof.
- Return this VIF in the envelope provided.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

If you vote by Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

To vote by Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

01WDHA

Appointment of Proxyholder

I/We being holder(s) of Class B exchangeable limited partnership units of Restaurant Brands International Limited Partnership hereby instruct and direct Computershare Trust Company of Canada (the "Trustee") to give a proxy to:

Print the name of the person to be given the proxy in the box to the left.

*To give the proxy to a Management nominee, print **Jill Granat** or **Joshua Kobza.***

to exercise all of the Beneficiary Votes, as proxyholder of the Trustee with full power of substitution, and to attend, vote and otherwise act for and on behalf of the Trustee with respect to the Beneficiary Votes in accordance with the following directions (or if no directions have been given, as the proxyholder sees fit) on all proposals set forth below and all other matters that may properly come before the Annual General Meeting of shareholders of Restaurant Brands International Inc. ("RBI") to be held in person at the offices of Restaurant Brands International Inc., 130 King Street West, Suite 300, Toronto, Ontario, M5X 1E1 on May 23, 2023 at 8:00 a.m. (Eastern Time) and at any adjournment or postponement thereof.

The Board of Directors of RBI recommends a vote "FOR" proposals 1, 2, 3, 4 and recommends a vote "AGAINST" proposals 5, 6, 7 and 8.

The holder instructs and directs that all of the Beneficiary Votes be cast and exercised as follows:

	For	Against	Abstain
01. Alexandre Behring	☐	☐	☐
02. Maximilien de Limburg Stirum	☐	☐	☐
03. J. Patrick Doyle	☐	☐	☐
04. Cristina Farjallat	☐	☐	☐
05. Jordana Fribourg	☐	☐	☐
06. Ali Hedayat	☐	☐	☐
07. Marc Lemann	☐	☐	☐
08. Jason Melbourne	☐	☐	☐
09. Daniel S. Schwartz	☐	☐	☐
10. Thecla Sweeney	☐	☐	☐

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	For	Against	Withhold
2. Say-On-Pay Approval, on a non-binding advisory basis, of the compensation paid to named executive officers of RBI.	☐	☐	☐

	For	Withhold
3. Appointment of Auditors Appoint KPMG LLP as the auditors of RBI to serve until the close of the 2024 Annual General Meeting of Shareholders of RBI and authorize the directors of RBI to fix the auditors' remuneration.	☐	☐

	For	Against	Withhold
4. 2023 Omnibus Incentive Plan Approval of 2023 Omnibus Incentive Plan.	☐	☐	☐

	For	Against	Withhold
5. Shareholder Proposal Consider a shareholder proposal regarding annual glidepath ESG disclosure.	☐	☐	☐
6. Shareholder Proposal Consider a shareholder proposal regarding the Company's report on lobbying activities and expenditures.	☐	☐	☐
7. Shareholder Proposal Consider a shareholder proposal to report on the Company's business strategy in the face of labour market pressure.	☐	☐	☐
8. Shareholder Proposal Consider a shareholder proposal to report on reduction of plastics use.	☐	☐	☐

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Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any VIF previously given with respect to the Meeting.

Signature(s)

Date

MM / DD / YY

R B P Q   3 5 0 1 0 7   A R 0

01WDIC

computershare restaurant brands international 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com Security Class Holder Account Number Fold Form of Proxy—Annual General Meeting to be held on May 23, 2023 This Form of Proxy is solicited by and on behalf of Management of Restaurant Brands International Inc. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management and the Board of Directors. Fold 9. If the meeting is adjourned or postponed, your proxy must be received by 8:00 a.m. (Eastern Time) on the last business day preceding the day of the reconvened meeting. Proxies submitted must be received by 12:00 p.m. (Eastern Time) on May 19, 2023. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! • Call the number listed BELOW from a touch tone • Go to the following web site: • You can enroll to receive future securityholder telephone. www.investorvote.com communications electronically by visiting 1-866-732-VOTE (8683) Toll Free www.investorcentre.com. • Smartphone? Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 01WDLA

Appointment of Proxyholder

I/We, being holder(s) of Restaurant Brands International Inc. common shares hereby appoint: Jill Granat, or failing this person, Joshua Kobza

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following directions (or if no directions have been given, as the proxyholder sees fit) on all proposals set forth below and all other matters that may properly come before the **Annual General Meeting** of shareholders of **Restaurant Brands International Inc.** to be held in person at the offices of Restaurant Brands International Inc., 130 King Street West, Suite 300, Toronto, Ontario, M5X 1E1 on May 23, 2023 at 8:00 a.m. (Eastern Time) and at any adjournment or postponement thereof.

The Board of Directors recommends a vote "FOR" proposals 1, 2, 3, 4 and recommends a vote "AGAINST" proposals 5, 6, 7 and 8.

1. Election of Directors

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01. Alexandre Behring	☐	☐	☐	02. Maximilien de Limburg Stirum	☐	☐	☐	03. J. Patrick Doyle	☐	☐	☐
04. Cristina Farjallat	☐	☐	☐	05. Jordana Fribourg	☐	☐	☐	06. Ali Hedayat	☐	☐	☐
07. Marc Lemann	☐	☐	☐	08. Jason Melbourne	☐	☐	☐	09. Daniel S. Schwartz	☐	☐	☐
10. Thecla Sweeney	☐	☐	☐								

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	For	Against	Withhold
2. Say-On-Pay Approval, on a non-binding advisory basis, of the compensation paid to named executive officers.	☐	☐	☐

	For	Withhold
3. Appointment of Auditors Appoint KPMG LLP as our auditors to serve until the close of the 2024 Annual General Meeting of Shareholders and authorize our directors to fix the auditors' remuneration.	☐	☐

	For	Against	Withhold
4. 2023 Omnibus Incentive Plan Approval of 2023 Omnibus Incentive Plan.	☐	☐	☐

	For	Against	Withhold
5. Shareholder Proposal Consider a shareholder proposal regarding annual glidepath ESG disclosure.	☐	☐	☐
6. Shareholder Proposal Consider a shareholder proposal regarding the Company's report on lobbying activities and expenditures.	☐	☐	☐
7. Shareholder Proposal Consider a shareholder proposal to report on the Company's business strategy in the face of labour market pressure.	☐	☐	☐
8. Shareholder Proposal Consider a shareholder proposal to report on reduction of plastics use.	☐	☐	☐

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Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.**

Signature(s)

Date

MM / DD / YY

TIHQ 350106 AR0

01WDMC

Restaurant brands international rbi IMPORTANT ANNUAL GENERAL MEETING INFORMATION
Vote by Internet
• Go to www.envisionreports.com/RBI2023
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
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Restaurant Brands International Inc. Meeting Notice
Important Notice Regarding the Availability of Proxy Materials for the
Restaurant Brands International Inc. Annual General Meeting to be Held on May 23, 2023
We are using the U.S. “notice-and-access” system for delivery of the proxy materials relating to this year’s annual general meeting of shareholders. Under Securities and Exchange Commission rules, instead of receiving a paper copy of the proxy materials you are receiving this notice that the proxy materials for the annual general meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper copy. The items to be voted on and the location of the annual general meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:
www.envisionreports.com/RBI2023
Easy Online Access — A Convenient Way to View Proxy Materials and Vote Fold
When you go online to view the proxy materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/RBI2023 to view the proxy materials. Step 2: Click on Cast Your Vote.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.
You may also access our proxy materials in the investor relations section of our website at www.rbi.com and under our issuer profile at www.sedar.com. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.
Obtaining a Paper Copy of the Proxy Materials – If you want to receive a paper copy of the proxy materials, you must request one. There is no charge to you for requesting a paper copy. Please make your request for a paper copy as instructed on the reverse side on or before May 8, 2023 to facilitate timely delivery. T I H Q
01WDPA

Restaurant Brands International Inc. Meeting Notice
Restaurant Brands International Inc. Annual General Meeting of Shareholders will be held in person at the offices of Restaurant Brands International Inc., 130 King Street West, Suite 300, Toronto, Ontario, M5X 1E1 on May 23, 2023 at 8:00 a.m. (Eastern Time).
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations, where applicable. The Board of Directors recommends that you vote FOR the following proposals.
1. Election of Directors.
Nominees:
Alexandre Behring
Maximilien de Limburg Stirum
J. Patrick Doyle
Cristina Farjallat
Jordana Fribourg
Ali Hedayat
Marc Lemann
Jason Melbourne
Daniel S. Schwartz
Thecla Sweeney
2. Approval, on a non-binding advisory basis, of the compensation paid to named executive officers.
3. Appoint KPMG LLP as auditors.
4. Approval of 2023 Omnibus Incentive Plan.
The Board of Directors recommends that you vote AGAINST the following proposals.
5. Shareholder proposal regarding annual glidepath ESG disclosure.
6. Shareholder proposal regarding the Company’s report on lobbying activities and expenditures.
7. Shareholder proposal to report on the Company’s business strategy in the face of labour market pressure.
8. Shareholder proposal to report on reduction of plastics use
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online, by telephone or request a paper copy of the proxy materials to receive a proxy card. Your online vote or completed proxy card must be received by 12:00 p.m. (Eastern Time) on May 19, 2023 or, if the meeting is adjourned or postponed, no later than 8:00 a.m. (Eastern Time) on the last Business Day preceding the day of the reconvened meeting. If you wish to attend and vote at the meeting, please bring this notice with you. If you wish to appoint a person to attend and vote at the meeting on your behalf, please follow the instructions online or on the proxy card to appoint such person.
For directions and additional information regarding attending the meeting, please consult the proxy materials or contact Investor Relations at investor@rbi.com.
Here’s how to order a paper copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current proxy materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
g Internet – Go to www.envisionreports.com/RBI2023. Click Cast Your Vote. Follow the instructions to log in and order a paper copy of the current proxy materials and submit your preference for email or paper delivery of future proxy materials. g Telephone – Call us free of charge at 1-866-962-0498 and follow the instructions to log in and order a paper copy of the proxy materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to service@computershare.com with “Proxy Materials Restaurant Brands International Inc.” in the subject line.
Include in the message your full name and address, plus the number located in the shaded bar on the reverse side, and state in the email that you want a paper copy of current proxy materials. You can also state your preference to receive a paper copy for future meetings.
To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received on or before May 8, 2023. 01WDQC